Putnam
Investors
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 19, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended January 31, 2005, Putnam Investors Fund's class A shares returned 11.52% without sales charges and 5.70% with maximum sales charges reflected.

 * For the period, the fund's benchmark, the S&P 500 Index, returned
   8.16%.

 * The average return for the fund's Lipper category, Large-Cap Core Funds, was 7.27%.

 * See the Performance Summary beginning on page 11 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Bolstered by historically low interest rates and improving investor sentiment, stocks generally turned in strong performance for the six-month period. Despite modest increases during the period, interest rates remained relatively low, helping to fuel continued economic growth. Our disciplined, valuation-based approach to identifying opportunities among large- and mid-capitalization stocks enabled the fund to take advantage of this favorable environment, with rewarding results. For the period, the fund outperformed both its benchmark, the S&P 500 Index, and the average for its Large-Cap Core Funds Lipper peer group, based on results at net asset value (NAV, without sales charges). We employ both fundamental analysis and quantitative techniques to identify large-cap stocks that we believe are temporarily mispriced relative to their fair value and to build a portfolio that seeks to carefully balance risk exposure and return potential.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 12/1/25)            NAV            POP
--------------------------------------------------
6 months                      11.52%         5.70%
--------------------------------------------------
1 year                         8.20          2.54
--------------------------------------------------
5 years                      -29.82        -33.52
Annual average                -6.84         -7.84
--------------------------------------------------
10 years                     157.96        144.42
Annual average                 9.94          9.35
--------------------------------------------------
Annual average
(life of fund)                 9.64          9.57
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Investors Fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in large-cap stocks of well-established U.S. companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value. The fund may be appropriate for investors seeking long-term growth of capital.


Market overview

Your fund began its 2005 fiscal year just as the Federal Reserve Board (the Fed) had begun its long-anticipated policy to bring interest rates, which had been at historic lows, back to what it considered more normal levels. The Fed uses interest-rate levels in its efforts to control the pace of economic growth, raising rates when it believes that economic growth rates may lead to higher-than-desired inflation and lowering rates when it believes that the pace of economic growth is too slow. As the economy seemed to be growing at an above-average rate, the Fed increased short-term interest rates five times, in 0.25% increments, between June 30, 2004, and period-end. Shortly following the period's end, the Fed raised rates again by another 0.25%, bringing the federal funds rate -- the rate banks charge each other for overnight loans -- up to 2.50%.

Interestingly, after the Fed initiated its interest-rate increase policy, investor concerns, which had been focused on the potentially negative impact of rising rates on stock prices, shifted to the negative effect of rising oil prices and uncertainty over the presidential election. Oil prices rose through mid-October, reaching a record high level of nearly $56 per barrel as worldwide demand was increasing and traders worried about political problems in supplier countries such as Iraq, Russia, and Venezuela. In this environment, equities traded within a narrow range, fluctuating according to the direction of oil prices and U.S. political polls. Once the U.S. presidential election was resolved, equity prices rose as investors responded favorably to declining oil prices, generally robust corporate earnings data, and solid-but-not-spectacular economic data. Valuation-based strategies, such as those employed by your fund, fared particularly well in this environment as the election results provided the catalyst that investors were looking for to buy undervalued stocks.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.16%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 6.01%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              13.88%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 16.68%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.30%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 11.05%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
-------------------------------------------------------------------------------

Strategy overview

Your fund's investment strategy has remained consistent despite the substantial changes in investor sentiment that prevailed throughout the period. The most important factor in our stock selection procedure is our analysis of each company's underlying business worth. While a company's stock price may change rapidly, our assessment of its long-term growth potential is critical in determining our view of its value and guides us in identifying timely opportunities. We look for companies that we believe are worth more than their current stock prices indicate.

Sector or macroeconomic themes are less important components of our strategy: We examine sector weightings to ensure that the portfolio is well diversified, and our macroeconomic view or sector perspectives may affect the level of risk we are willing to take in pursuit of the fund's investment objective.

Your fund is managed using a blend investment style, which means it has the flexibility to invest in both growth and value stocks. Growth stocks are stocks of companies that are growing rapidly and have the potential to continue growing. Value stocks represent companies whose stock prices are low because of recent problems or lower future growth expectations. We do not have a bias toward either type; we look for companies that have earnings prospects that we believe will be above market expectations over our intermediate-term investment horizon. The companies should also demonstrate financial strength and have effective management teams.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                       as of 7/31/04         as of 1/31/05

Financial                  9.5%                  9.0%

Pharmaceuticals            8.3%                  8.2%

Insurance                  3.4%                  8.1%

Oil and gas                4.8%                  7.7%

Software                   7.8%                  6.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Because your fund pursues mispriced stocks across a broad array of industries and sectors, contributors to the fund's strong results for the period reflect the variety of companies in the portfolio. We believe that our analyst coverage across all major sectors gives us an in-depth understanding of industries and the companies within them -- knowledge that opportunistically allows us to act contrary to conventional market wisdom with conviction.

During the period, for example, we drew on our knowledge of the insurance industry to take advantage of what we believed was a temporary mispricing by investors of insurance company stocks. Following news in October 2004 that New York Attorney General Eliot Spitzer was investigating insurance industry practices, stocks of insurance companies fell significantly. Even after taking into account the political and economic risks posed by Spitzer's investigations, we believed that the stock prices of several major insurance companies had been unfairly punished given our analysts' estimates of the fair value of these companies based on fundamental factors such as their cash flow, business model, competitiveness, and management talent. We acted quickly to buy or increase our positions to above-benchmark levels in several insurance companies such as American International Group (AIG), Hartford Financial Services, Chubb, and St. Paul Companies. This strategy was successful, as these companies' stock prices began to recover within two weeks of the breaking news. Many of the fund's holdings in the insurance industry were among the top contributors to relative outperformance for the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 1/31/05)

 1 Microsoft Corp. (4.0%)
   Software

 2 Citigroup, Inc. (4.0%)
   Financial

 3 ExxonMobil Corp. (3.8%)
   Oil and gas

 4 Johnson & Johnson (3.6%)
   Pharmaceuticals

 5 Altria Group, Inc. (3.2%)
   Tobacco

 6 Pfizer, Inc. (3.0%)
   Pharmaceuticals

 7 American International
   Group, Inc. (2.9%)
   Insurance

 8 Cisco Systems, Inc. (2.9%)
   Communications equipment

 9 Fannie Mae (2.5%)
   Financial

10 Capital One Financial Corp. (2.1%)
   Consumer finance

Footnote reads:
The fund's holdings will change over time.

The single largest contributor to relative outperformance during the six-month period was Altria, parent company of tobacco giant Phillip Morris and Kraft Foods. Two factors fueled an increase in Altria's stock price during the period. The first was the perceived decrease in litigation risk (in one of the lawsuits the company received a favorable decision after the end of the reporting period). The second factor behind the significant increase in Altria's stock price was the suggestion by Altria's management that the company may split into three separate entities to help unlock value for shareholders. While this suggestion was not new, it appeared that such a split might occur sooner than had previously been thought.

The homebuilding industry continues to exceed the expectations of many investors who thought that rising interest rates would dampen home buying and building. Demand for housing remained robust despite increases in short-term rates. This strong demand, combined with a shortage of housing in many metropolitan areas contributed to strong prices, which buoyed the stock prices of homebuilders NVR and Lennar. Believing that investors had excessively bid down the price of these homebuilders early in the rising interest-rate cycle, we had capitalized on relatively low prices to overweight these companies relative to the fund's benchmark -- a strategy that significantly contributed to strong relative results for the period. As prices rallied toward the end of the period, we trimmed our position to lock in profits.

Cardinal Health, a wholesale drug distribution company discussed at length in the July 2004 annual report, moved from a negative contributor in fiscal 2004 to among the top five contributors to relative results for the first half of fiscal 2005. Despite the factors exerting downward pressure on Cardinal Health's stock price, we had maintained the fund's position last year because we believed that investors had overly discounted the stock price and that the company's efforts to boost earnings would ultimately succeed. While there are still risks that we are monitoring closely, such as the pricing pressure that continues to affect most pharmaceutical companies, recent improvement in Cardinal Health's stock price has been fueled by diminishing concerns about an investigation by the Securities and Exchange Commission into accounting practices, by signs that the company is improving its operations and focus across all of its businesses, and by a growing belief that the company will succeed in modifying its business model to compete effectively in a changing environment for the distribution of drugs. Among other holdings in the health-care sector, the fund's exposure to health-services companies, such as HMO Wellpoint, also contributed to results for the period. Wellpoint's stock price, which had weakened over concerns that Spitzer's investigations of insurance companies might also affect health insurers, rose following an announcement of its plans to merge with Anthem, another HMO, and on continued solid earnings growth. As Wellpoint's stock price approached our target valuation, we decided to reduce our position.

The health-care sector also had its share of detractors from relative results. The stock price of pharmaceutical giant Pfizer fell late in the period as investors became concerned that the company's painkiller, Celebrex, raised the risk of heart attacks. We plan to maintain the fund's position in Pfizer because we believe that investors are too bearish on the company's prospects and that the stock has been oversold. We did sell the fund's position in another underperforming pharmaceutical, Forest Labs, during the period because we believed that the company's potential for future growth has declined. Its specialty Alzheimer's drug, Namenda, is scheduled to go generic and clinical trials for a replacement are not progressing as well as had been anticipated. Demand for its popular antidepressant, Lexapro, has weakened due to studies linking aggressive and suicidal behavior to antidepressant use by children and adolescents and to the launch of a generic competitor.

Declining earnings growth hurt the stock price of portfolio holding Cisco Systems, but we have maintained the fund's exposure to this Internet networking giant as we have confidence in the company's competitive position and management team and we believe that earnings growth will improve. During the period, the fund also had substantial investments in the government-sponsored entities (GSEs) area, which encompasses U.S. government-backed agencies such as Fannie Mae and Freddie Mac that also issue stock. During the period we shifted the fund's weighting from mortgage purchasing and structuring specialist Freddie Mac, which had been a strong performer, to its larger sister company, Fannie Mae, by reducing the fund's overweight to Freddie Mac and establishing an overweight in Fannie Mae. We believed that the stock price of Fannie Mae was significantly undervalued, as it had been hurt by continued investigation of the company's accounting practices and by investor concerns about political pressures to more strictly regulate GSEs. These factors continued to put downward pressure on the stock price of Fannie Mae after we purchased it, making it one of the top detractors from fund performance for the period. Despite ongoing investor concerns about Fannie Mae, we still believe that its stock price is undervalued based on our analysis of the fundamentals as well as the potential changes in the political and regulatory environment. Therefore, we plan to maintain the fund's position in Fannie Mae.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Despite the rally that marked the closing months of 2004, we believe the most likely prognosis for average market returns over the next several years is one of modest, single-digit gains. In this environment, we believe the relative winners will be stocks characterized by "tangible value": reasonable valuation, understandable business models, organizational transparency, cash operating earnings, and the ability to pay dividends. These markers of tangible value should help us distinguish the strongest potential performers across sectors, market-capitalization tiers, and styles.

We believe there are a number of near-term vulnerabilities for stocks in 2005. Such vulnerabilities, however, can often translate into opportunities. Whatever macro conditions persist, we will continue to focus on individual company fundamentals. We seek to own stocks of companies that have above-average growth potential, are priced below our estimates of their long-term business worth, are competitively positioned, and have high-quality management teams. We believe that this strategy will serve the fund well over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader of your fund. Joshua Brooks, Richard Cervone, and James Yu are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended January 31.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
James Wiess         2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004               *
-------------------------------------------------------------------------------------------------------------
Joshua Brooks       2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------
Richard Cervone     2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                                     *
-------------------------------------------------------------------------------------------------------------
James Yu            2005               *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $3,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer responsible for the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Tax Smart Equity Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Joshua Brooks is also a Portfolio Leader of Putnam Capital Appreciation Fund and Putnam Research Fund and a Portfolio Member of Putnam Global Equity Fund.

Richard Cervone is also a Portfolio Member of Putnam Capital
Appreciation Fund and Putnam Tax Smart Equity Fund.

James Yu is also is also a Portfolio Member of Putnam Capital
Appreciation Fund and Putnam Tax Smart Equity Fund.

James Wiess, Joshua Brooks, Richard Cervone, and James Yu may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended January 31, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005                                                    *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                    *
--------------------------------------------------------------------------------------------------
Joshua Brooks                        N/A
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005                                                    *
--------------------------------------------------------------------------------------------------
Head of Investments                  N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005                                                    *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                    *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004                                                    *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------
Edward Shadek                        N/A
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (12/1/25)              (3/1/93)             (7/26/99)             (12/2/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  11.52%      5.70%     11.06%      6.06%     11.04%     10.04%     11.30%      7.36%     11.38%
---------------------------------------------------------------------------------------------------------------------------
1 year                     8.20       2.54       7.38       2.38       7.35       6.35       7.65       3.87       7.87
---------------------------------------------------------------------------------------------------------------------------
5 years                  -29.82     -33.52     -32.46     -33.78     -32.09     -32.09     -31.61     -34.02     -30.61
Annual average            -6.84      -7.84      -7.55      -7.91      -7.45      -7.45      -7.32      -7.98      -7.05
---------------------------------------------------------------------------------------------------------------------------
10 years                 157.96     144.42     139.25     139.25     140.66     140.66     145.52     136.98     151.73
Annual average             9.94       9.35       9.12       9.12       9.18       9.18       9.40       9.01       9.67
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.64       9.57       8.58       8.58       8.82       8.82       8.86       8.82       9.37
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

---------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/05
---------------------------------------------------------------------------------------------------------------------
                               Class A            Class B        Class C            Class M             Class R
---------------------------------------------------------------------------------------------------------------------
Distributions (number)               1                 --             --                 --                   1
---------------------------------------------------------------------------------------------------------------------
Income                            $0.016               --             --                 --                $0.029
---------------------------------------------------------------------------------------------------------------------
Capital gains                       --                 --             --                 --                  --
---------------------------------------------------------------------------------------------------------------------
Total                             $0.016               --             --                 --                $0.029
---------------------------------------------------------------------------------------------------------------------
Share value:                  NAV        POP          NAV            NAV         NAV        POP              NAV
---------------------------------------------------------------------------------------------------------------------
7/31/04                      $11.08     $11.69       $10.22         $10.78      $10.62     $11.01           $11.07
---------------------------------------------------------------------------------------------------------------------
1/31/05                       12.34      13.02        11.35          11.97       11.82      12.25            12.30
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
------------------------------------------------------------------
                                                Lipper Large-Cap
                               S&P 500            Core Funds
                                Index          category average*
------------------------------------------------------------------
6 months                         8.16%               7.27%
------------------------------------------------------------------
1 year                           6.23                3.71
------------------------------------------------------------------
5 years                         -8.55              -12.98
Annual average                  -1.77               -3.03
------------------------------------------------------------------
10 years                       197.25              152.29
Annual average                  11.51                9.48
------------------------------------------------------------------
Annual average
(life of fund)                     --+                 --+
------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 942, 915, 595, and 225 funds, respectively, in this Lipper category.

 + The Standard and Poor's 500 Index began operations on 12/31/69. The
   Lipper Large-Cap Core Funds category began operations on 12/31/59.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (12/1/25)              (3/1/93)             (7/26/99)             (12/2/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   9.15%      3.42%      8.73%      3.72%      8.81%      7.81%      8.94%      5.14%      9.10%
---------------------------------------------------------------------------------------------------------------------------
1 year                    12.76       6.84      11.98       6.98      12.00      11.00      12.28       8.35      12.61
---------------------------------------------------------------------------------------------------------------------------
5 years                  -32.81     -36.34     -35.31     -36.58     -34.94     -34.94     -34.49     -36.79     -33.52
Annual average            -7.65      -8.64      -8.34      -8.70      -8.24      -8.24      -8.11      -8.77      -7.84
---------------------------------------------------------------------------------------------------------------------------
10 years                 166.13     152.01     146.74     146.74     148.20     148.20     153.18     144.28     160.18
Annual average            10.28       9.68       9.45       9.45       9.52       9.52       9.73       9.34      10.03
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.68       9.61       8.62       8.62       8.85       8.85       8.90       8.85       9.41
---------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Investors Fund from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.70      $9.68      $9.68      $8.36      $7.03
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,115.20  $1,110.60  $1,110.40  $1,113.00  $1,113.80
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 8/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.70 (see table above) =  $57.00
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
1/31/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.45      $9.25      $9.25      $7.98      $6.72
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.81  $1,016.03  $1,016.03  $1,017.29  $1,018.55
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio                1.07%      1.82%      1.82%      1.57%      1.32%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                       1.32%      2.07%      2.07%      1.82%      1.57%
-------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Putnam Investors Fund        66%        82%       130%        94%        65%
-------------------------------------------------------------------------------
Lipper Large-Cap Core
Funds category
average                      89%        83%        95%        95%        95%
-------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.14

U.S. stock
fund average           3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2005 (Unaudited)

Common stocks (99.9%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
        67,100 Omnicom Group, Inc.                                   $5,696,119

Aerospace and Defense (2.8%)
-------------------------------------------------------------------------------
       837,200 Boeing Co. (The)                                      42,362,320
       967,734 Lockheed Martin Corp.                                 55,944,703
       163,100 United Technologies Corp.                             16,420,908
                                                                 --------------
                                                                    114,727,931

Airlines (0.6%)
-------------------------------------------------------------------------------
     1,552,297 Southwest Airlines Co. (S)                            22,477,261

Automotive (0.2%)
-------------------------------------------------------------------------------
       172,300 Autoliv, Inc.                                          8,123,945

Banking (3.7%)
-------------------------------------------------------------------------------
     1,472,520 Commerce Bancorp, Inc. (S)                            84,728,801
     2,302,665 U.S. Bancorp                                          69,195,083
                                                                 --------------
                                                                    153,923,884

Basic Materials (0.2%)
-------------------------------------------------------------------------------
       106,400 Vulcan Materials Co.                                   6,009,472

Beverage (0.2%)
-------------------------------------------------------------------------------
       134,200 Adolph Coors Co. Class B (NON) (S)                    10,011,320

Biotechnology (1.4%)
-------------------------------------------------------------------------------
       915,021 Amgen, Inc. (NON)                                     56,950,907
         8,598 Biogen Idec, Inc. (NON)                                  558,526
         4,400 Genzyme Corp. (NON)                                      256,124
                                                                 --------------
                                                                     57,765,557

Building Materials (1.0%)
-------------------------------------------------------------------------------
     1,112,759 Masco Corp. (S)                                       40,949,531

Cable Television (--%)
-------------------------------------------------------------------------------
        48,791 Comcast Corp. Class A (Special)
               (NON)                                                  1,542,284

Chemicals (0.5%)
-------------------------------------------------------------------------------
        29,200 E.I. du Pont de Nemours & Co.                          1,388,752
       298,500 PPG Industries, Inc.                                  20,530,830
                                                                 --------------
                                                                     21,919,582

Commercial and Consumer Services (1.3%)
-------------------------------------------------------------------------------
        15,900 ARAMARK Corp. Class B                                    413,241
       288,900 eBay, Inc. (NON)                                      23,545,350
       823,595 Yahoo!, Inc. (NON)                                    28,998,780
                                                                 --------------
                                                                     52,957,371

Communications Equipment (3.2%)
-------------------------------------------------------------------------------
     6,627,958 Cisco Systems, Inc. (NON)                            119,568,362
        26,100 Qualcomm, Inc.                                           971,964
       419,600 Scientific-Atlanta, Inc.                              12,718,076
                                                                 --------------
                                                                    133,258,402

Computers (4.0%)
-------------------------------------------------------------------------------
       366,500 Apple Computer, Inc. (NON)                            28,183,850
       699,500 Dell, Inc. (NON)                                      29,211,120
        66,300 EMC Corp. (NON)                                          868,530
     1,983,149 Hewlett-Packard Co.                                   38,849,889
       420,400 IBM Corp.                                             39,273,768
       144,000 Lexmark International, Inc. (NON)                     12,002,400
     4,062,400 Sun Microsystems, Inc. (NON)                          17,712,064
                                                                 --------------
                                                                    166,101,621

Conglomerates (1.4%)
-------------------------------------------------------------------------------
        10,900 ITT Industries, Inc.                                     929,661
     1,586,974 Tyco International, Ltd. (Bermuda)
               (S)                                                   57,353,240
                                                                 --------------
                                                                     58,282,901

Consumer (0.6%)
-------------------------------------------------------------------------------
       752,100 Eastman Kodak Co. (S)                                 24,886,989

Consumer Finance (5.1%)
-------------------------------------------------------------------------------
     1,105,661 Capital One Financial Corp. (S)                       86,551,143
     2,203,364 Countrywide Financial Corp.                           81,524,468
     2,678,140 Providian Financial Corp. (NON) (S)                   44,671,375
                                                                 --------------
                                                                    212,746,986

Consumer Goods (0.8%)
-------------------------------------------------------------------------------
        22,000 Alberto-Culver Co.                                     1,193,500
       703,130 Avon Products, Inc.                                   29,686,149
        18,400 Estee Lauder Cos., Inc. (The) Class
               A (S)                                                    830,576
                                                                 --------------
                                                                     31,710,225

Consumer Services (1.3%)
-------------------------------------------------------------------------------
       519,300 Alliance Data Systems Corp. (NON)                     22,548,006
     1,388,600 Cendant Corp.                                         32,701,530
                                                                 --------------
                                                                     55,249,536

Containers (--%)
-------------------------------------------------------------------------------
         9,500 Sealed Air Corp. (NON)                                   487,350

Electric Utilities (0.1%)
-------------------------------------------------------------------------------
        11,400 Dominion Resources, Inc.                                 790,932
        17,800 Edison International                                     577,966
         9,834 Entergy Corp.                                            683,660
        24,600 PG&E Corp. (NON)                                         861,000
        34,225 Sierra Pacific Resources (NON) (S)                       336,774
        10,200 Wisconsin Energy Corp. (S)                               348,636
                                                                 --------------
                                                                      3,598,968

Electronics (1.7%)
-------------------------------------------------------------------------------
       401,600 Amphenol Corp. Class A (S)                            15,794,928
        32,600 Flextronics International, Ltd.
               (Singapore) (NON) (S)                                    461,290
        63,800 Freescale Semiconductor, Inc. Class
               A (NON)                                                1,090,980
        21,292 Freescale Semiconductor, Inc. Class
               B (NON)                                                  371,971
     1,243,140 Intel Corp.                                           27,908,493
       440,000 Jabil Circuit, Inc. (NON)                             10,370,800
        10,100 Maxim Integrated Products, Inc.                          394,001
       509,065 SanDisk Corp. (NON)                                   12,573,906
                                                                 --------------
                                                                     68,966,369

Energy (--%)
-------------------------------------------------------------------------------
        37,386 GlobalSantaFe Corp. (Cayman Islands)
               (S)                                                    1,321,969

Financial (9.0%)
-------------------------------------------------------------------------------
        20,300 Chicago Mercantile Exchange                            4,354,350
     3,366,405 Citigroup, Inc.                                      165,122,165
     1,602,454 Fannie Mae                                           103,486,479
       844,021 Freddie Mac                                           55,106,131
       287,900 Investors Financial Services Corp.
               (S)                                                   14,513,039
       747,100 PMI Group, Inc. (The) (S)                             29,712,167
                                                                 --------------
                                                                    372,294,331

Food (--%)
-------------------------------------------------------------------------------
        13,000 Hershey Foods Corp.                                      760,370

Gaming & Lottery (--%)
-------------------------------------------------------------------------------
        18,100 GTECH Holdings Corp.                                     423,178
         8,400 Station Casinos, Inc.                                    516,600
                                                                 --------------
                                                                        939,778

Health Care Services (5.2%)
-------------------------------------------------------------------------------
         6,500 AmerisourceBergen Corp.                                  378,820
     1,190,887 Cardinal Health, Inc.                                 67,070,756
       394,500 Charles River Laboratories
               International, Inc. (NON) (S)                         18,691,410
       248,981 CIGNA Corp. (S)                                       19,980,725
         9,500 Community Health Systems, Inc. (NON)
               (S)                                                      275,310
       486,450 Express Scripts, Inc. (NON) (S)                       36,089,726
       638,200 HCA, Inc. (S)                                         28,412,664
       238,100 Humana, Inc. (NON) (S)                                 8,159,687
       201,000 Laboratory Corp. of America Holdings
               (NON)                                                  9,617,850
         5,300 Medco Health Solutions, Inc. (NON)                       225,621
        93,000 PacifiCare Health Systems, Inc.
               (NON) (S)                                              5,722,290
         2,700 Quest Diagnostics, Inc.                                  257,310
       231,500 UnitedHealth Group, Inc. (S)                          20,580,350
         1,800 WellPoint, Inc. (NON)                                    218,700
                                                                 --------------
                                                                    215,681,219

Homebuilding (1.5%)
-------------------------------------------------------------------------------
       460,557 Lennar Corp. (S)                                      26,007,654
        46,417 NVR, Inc. (NON)                                       36,727,451
                                                                 --------------
                                                                     62,735,105

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
       328,600 Whirlpool Corp. (S)                                   22,430,236

Industrial (--%)
-------------------------------------------------------------------------------
         4,848 3M Co.                                                   408,977

Insurance (8.1%)
-------------------------------------------------------------------------------
       898,150 ACE, Ltd. (Cayman Islands)                            38,979,710
     1,825,900 American International Group, Inc.                   121,038,911
       190,100 Chubb Corp. (The)                                     14,158,648
       822,576 Everest Re Group, Ltd. (Bermuda)                      71,481,854
       649,500 Hartford Financial Services Group,
               Inc. (The) (S)                                        43,704,855
     1,069,400 St. Paul Travelers Cos., Inc. (The)                   40,145,276
       202,900 Willis Group Holdings, Ltd.
               (Bermuda)                                              7,848,172
                                                                 --------------
                                                                    337,357,426

Investment Banking/Brokerage (3.8%)
-------------------------------------------------------------------------------
       358,080 Bear Stearns Cos., Inc. (The)                         36,187,565
       340,200 Goldman Sachs Group, Inc. (The)                       36,690,570
       944,979 Lehman Brothers Holdings, Inc.                        86,172,635
                                                                 --------------
                                                                    159,050,770

Leisure (1.3%)
-------------------------------------------------------------------------------
       877,959 Harley-Davidson, Inc. (S)                             52,774,115

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------
        21,044 Las Vegas Sands Corp. (NON)                              913,310
       196,071 Royal Caribbean Cruises, Ltd.
               (Liberia)                                             10,391,763
                                                                 --------------
                                                                     11,305,073

Manufacturing (--%)
-------------------------------------------------------------------------------
         5,500 Dover Corp. (S)                                          210,650

Media (1.2%)
-------------------------------------------------------------------------------
       816,400 IAC/InterActiveCorp. Class B (NON)
               (S)                                                   19,781,372
        50,300 Time Warner, Inc. (NON)                                  905,400
       932,000 Walt Disney Co. (The)                                 26,683,160
                                                                 --------------
                                                                     47,369,932

Medical Technology (0.3%)
-------------------------------------------------------------------------------
         8,969 Baxter International, Inc.                               302,793
       175,000 Dade Behring Holdings, Inc. (NON)                     10,001,250
         6,500 Guidant Corp.                                            471,185
        20,500 Medtronic, Inc.                                        1,076,045
         9,400 St. Jude Medical, Inc. (NON)                             369,232
                                                                 --------------
                                                                     12,220,505

Metals (0.5%)
-------------------------------------------------------------------------------
     1,580,855 BHP Billiton PLC (United Kingdom)                     19,587,367
        51,368 BHP Billiton PLC ADR (United
               Kingdom)                                               1,288,823
                                                                 --------------
                                                                     20,876,190

Oil & Gas (7.7%)
-------------------------------------------------------------------------------
       662,700 Amerada Hess Corp. (S)                                57,422,955
        18,300 Apache Corp.                                             995,886
       481,384 Canadian Natural Resources, Ltd.
               (Canada)                                              21,242,209
       749,500 ChevronTexaco Corp.                                   40,772,800
       370,100 Devon Energy Corp.                                    15,051,967
     3,032,652 ExxonMobil Corp.                                     156,484,843
       713,300 Marathon Oil Corp.                                    27,626,109
                                                                 --------------
                                                                    319,596,769

Pharmaceuticals (8.2%)
-------------------------------------------------------------------------------
         7,912 Abbott Laboratories                                      356,198
         8,343 Eli Lilly Co.                                            452,524
     2,280,311 Johnson & Johnson                                    147,536,122
     1,588,000 Merck & Co., Inc.                                     44,543,400
     5,196,064 Pfizer, Inc.                                         125,536,906
       774,638 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel) (S)                                      22,255,350
        22,800 Wyeth                                                    903,564
                                                                 --------------
                                                                    341,584,064

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------
     1,997,435 Xerox Corp. (NON) (S)                                 31,719,268

Real Estate (0.5%)
-------------------------------------------------------------------------------
       585,685 General Growth Properties, Inc. (R)
               (S)                                                   18,607,212

Regional Bells (--%)
-------------------------------------------------------------------------------
        10,600 BellSouth Corp.                                          278,144
        21,452 SBC Communications, Inc.                                 509,700
        22,422 Verizon Communications, Inc.                             797,999
                                                                 --------------
                                                                      1,585,843

Restaurants (1.6%)
-------------------------------------------------------------------------------
     2,038,700 McDonald's Corp.                                      66,033,493

Retail (5.9%)
-------------------------------------------------------------------------------
       382,941 AutoZone, Inc. (NON) (S)                              34,177,484
       683,000 Best Buy Co., Inc. (S)                                36,738,570
     1,107,800 Home Depot, Inc. (The)                                45,707,828
        13,700 Kohl's Corp. (NON)                                       644,037
     1,239,892 Lowe's Cos., Inc. (S)                                 70,661,445
        23,700 Michaels Stores, Inc.                                    728,775
     1,300,300 Office Depot, Inc. (NON)                              22,482,187
        25,600 Ross Stores, Inc.                                        732,672
       719,701 Staples, Inc.                                         23,563,011
       278,700 Supervalu, Inc.                                        8,809,707
                                                                 --------------
                                                                    244,245,716

Schools (1.4%)
-------------------------------------------------------------------------------
       609,597 Apollo Group, Inc. Class A (NON) (S)                  47,664,389
       220,600 Career Education Corp. (NON) (S)                       8,887,974
                                                                 --------------
                                                                     56,552,363

Semiconductor (--%)
-------------------------------------------------------------------------------
        42,000 Applied Materials, Inc. (NON)                            667,800

Shipping (0.3%)
-------------------------------------------------------------------------------
       250,100 Overseas Shipholding Group                            13,958,081

Software (6.8%)
-------------------------------------------------------------------------------
       472,900 Adobe Systems, Inc.                                   26,908,010
       847,838 BMC Software, Inc. (NON)                              14,269,114
     1,076,900 Citrix Systems, Inc. (NON)                            23,099,505
         9,885 Computer Associates International,
               Inc.                                                     268,773
     6,390,848 Microsoft Corp.                                      167,951,485
        90,500 Oracle Corp. (NON)                                     1,246,185
        43,300 Siebel Systems, Inc. (NON)                               377,143
     1,978,600 Symantec Corp. (NON) (S)                              46,200,310
                                                                 --------------
                                                                    280,320,525

Technology Services (0.8%)
-------------------------------------------------------------------------------
         8,900 Automatic Data Processing, Inc.                          386,972
       735,060 Fair Isaac Corp.                                      25,396,323
        10,600 Fiserv, Inc. (NON)                                       405,450
       419,200 Ingram Micro, Inc. Class A (NON)                       7,746,816
        24,300 Iron Mountain, Inc. (NON) (S)                            685,260
                                                                 --------------
                                                                     34,620,821

Telecommunications (0.2%)
-------------------------------------------------------------------------------
         4,500 American Tower Corp. Class A (NON)
               (S)                                                       81,540
        26,300 Nextel Communications, Inc. Class A
               (NON)                                                    754,547
         5,000 Nextel Partners, Inc. (NON)                               99,450
        32,400 Sprint Corp. (FON Group) (S)                             772,092
       306,800 Vodafone Group PLC ADR (United
               Kingdom)                                               7,970,664
                                                                 --------------
                                                                      9,678,293

Tobacco (3.5%)
-------------------------------------------------------------------------------
     2,094,336 Altria Group, Inc.                                  $133,681,467
       218,000 UST, Inc.                                             11,043,880
                                                                 --------------
                                                                    144,725,347

Toys (0.3%)
-------------------------------------------------------------------------------
       604,400 Hasbro, Inc. (S)                                      11,846,240
                                                                 --------------
               Total Common stocks
               (cost $3,796,620,846)                             $4,144,872,085

Short-term investments (10.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $14,635,528 Putnam Prime Money Market Fund (e)                   $14,635,528
   406,324,898 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.29% to 2.65% and due dates ranging
               from February 1, 2005 to March 22,
               2005 (d)                                             406,121,173
                                                                 --------------
               Total Short-term investments
               (cost $420,756,701)                                 $420,756,701
-------------------------------------------------------------------------------
               Total Investments
               (cost $4,217,377,547)                             $4,565,628,786
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,147,581,476.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at January 31, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

Written options outstanding at January 31, 2005 (Unaudited)
(premiums received $446,337)

Contract                              Expiration date/
amount                                strike price            Value
-------------------------------------------------------------------
 28,472  Apple Computer, Inc. (Call)   Feb 05/$82.60        $15,819
 29,133  Apple Computer, Inc. (Put)    Feb 05/$63.57          3,333
 28,472  Apple Computer, Inc. (Put)    Feb 05/$64.65          1,705
 31,925  Apple Computer, Inc. (Put)    Feb 05/$58.43              3
 51,399  Career Education Corp. (Call) Feb 05/$43.78         60,754
 23,557  eBay, Inc. (Put)              Feb 05/$75.60         24,169
 94,228  eBay, Inc. (Put)              Feb 05/$76.95        130,667
 85,667  Symantec Corp. (Put)          Feb 05/$21.63         13,304
177,346  Symantec Corp. (Put)          Feb 05/$21.00         27,666
-------------------------------------------------------------------
                                                           $277,420
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $394,977,231 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $4,202,742,019)          $4,550,993,258
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $14,635,528) (Note 5)          14,635,528
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,537,682
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,578,061
-------------------------------------------------------------------------------
Receivable for securities sold                                     50,362,125
-------------------------------------------------------------------------------
Total assets                                                    4,620,106,654

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   48,082,841
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          9,080,635
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 5,332,820
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            788,872
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                328,124
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           10,263
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,622,535
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$446,337) (Note 1)                                                    277,420
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                406,121,173
-------------------------------------------------------------------------------
Other accrued expenses                                                880,495
-------------------------------------------------------------------------------
Total liabilities                                                 472,525,178
-------------------------------------------------------------------------------
Net assets                                                     $4,147,581,476

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $6,197,459,924
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       28,083,280
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,426,381,884)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        348,420,156
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $4,147,581,476

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,201,588,166 divided by 178,426,390 shares)                         $12.34
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $12.34)*                $13.02
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,252,688,344 divided by 110,358,066 shares)**                       $11.35
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($53,743,071 divided by 4,488,686 shares)**                            $11.97
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($51,265,852 divided by 4,338,171 shares)                              $11.82
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.82)*                $12.25
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($61,470 divided by 4,997 shares)                        $12.30
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($588,234,573 divided by 47,099,992 shares)              $12.49
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $61,934)                         $53,928,726
-------------------------------------------------------------------------------
Interest (including interest income of $184,510 from
investments in affiliated issuers) (Note 5)                           279,890
-------------------------------------------------------------------------------
Securities lending                                                    256,501
-------------------------------------------------------------------------------
Total investment income                                            54,465,117

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   10,713,059
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    6,037,872
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               189,327
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             44,061
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       45,296
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,786,722
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               6,387,040
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 274,974
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 207,366
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      62
-------------------------------------------------------------------------------
Other                                                                 895,208
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   151,194
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (151,194)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (14,286)
-------------------------------------------------------------------------------
Total expenses                                                     27,566,701
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,446,067)
-------------------------------------------------------------------------------
Net expenses                                                       26,120,634
-------------------------------------------------------------------------------
Net investment income                                              28,344,483
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  291,794,869
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     6,180,368
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (1,162)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  919,319
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                   (1,644)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and written
options during the period                                         146,778,623
-------------------------------------------------------------------------------
Net gain on investments                                           445,670,373
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $474,014,856
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $28,344,483       $6,640,293
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            298,893,394      913,486,765
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               146,776,979     (281,712,168)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       474,014,856      638,414,890
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (2,937,960)     (11,694,831)
-------------------------------------------------------------------------------
Class R                                                  (60)              (3)
-------------------------------------------------------------------------------
Class Y                                           (2,912,325)      (6,205,075)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               3,336              699
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (738,615,467)  (1,655,046,920)
-------------------------------------------------------------------------------
Total decrease in net assets                    (270,447,620)  (1,034,531,240)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            4,418,029,096    5,452,560,336
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $28,083,280 and
$5,589,142, respectively)                     $4,147,581,476   $4,418,029,096
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                     January 31
Per-share                            (Unaudited)                                 Year ended July 31
operating performance                    2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $11.08           $9.88           $9.01          $12.52          $18.36          $15.78
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .09 (d)(e)      .03 (d)         .04             .01            (.01)           (.04)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.19            1.22             .83           (3.52)          (5.57)           2.75
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.28            1.25             .87           (3.51)          (5.58)           2.71
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income               (.02)           (.05)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.02)           (.05)             --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)          -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $12.34          $11.08           $9.88           $9.01          $12.52          $18.36
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  11.52*          12.65            9.66          (28.04)         (30.71)          17.19
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $2,201,588      $2,237,955      $2,914,209      $3,434,086      $5,773,210      $8,432,177
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .54* (d)       1.05 (d)        1.06             .98             .89             .86
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .75* (d)(e)     .32 (d)         .49             .06            (.06)           (.25)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  53.88*          66.37           81.98          129.58           94.48           65.38
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a special dividend which amounted to $0.07 per share and 0.56% of average net assets.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                     January 31
Per-share                            (Unaudited)                                 Year ended July 31
operating performance                    2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $10.22           $9.14           $8.39          $11.76          $17.39          $15.06
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .04 (d) (e)    (.04) (d)       (.02)           (.07)           (.12)           (.17)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.09            1.12             .77           (3.30)          (5.25)           2.63
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.13            1.08             .75           (3.37)          (5.37)           2.46
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)          -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $11.35          $10.22           $9.14           $8.39          $11.76          $17.39
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  11.06*          11.82            8.94          (28.66)         (31.22)          16.34
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $1,252,688      $1,284,680      $1,504,243      $1,672,523      $3,010,604      $4,631,442
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .92* (d)       1.80 (d)        1.81            1.73            1.64            1.61
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .37* (d)(e)    (.43) (d)       (.26)           (.69)           (.81)          (1.00)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  53.88*          66.37           81.98          129.58           94.48           65.38
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a special dividend which amounted to $0.06 per share and 0.56% of average net assets.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                     January 31
Per-share                            (Unaudited)                                 Year ended July 31
operating performance                    2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $10.78           $9.64           $8.85          $12.40          $18.22          $15.77
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .04 (d) (e)    (.05) (d)       (.02)           (.07)           (.12)           (.19)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.15            1.19             .81           (3.48)          (5.44)           2.77
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.19            1.14             .79           (3.55)          (5.56)           2.58
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)          -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $11.97          $10.78           $9.64           $8.85          $12.40          $18.22
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  11.04*          11.83            8.93          (28.63)         (30.84)          16.37
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $53,743         $55,792         $72,656         $81,601        $140,990        $151,702
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .92* (d)       1.80 (d)        1.81            1.73            1.64            1.61
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .37* (d)(e)    (.43) (d)       (.26)           (.69)           (.81)          (1.04)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  53.88*          66.37           81.98          129.58           94.48           65.38
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a special dividend which amounted to $0.06 per share and 0.56% of average net assets.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                     January 31
Per-share                            (Unaudited)                                 Year ended July 31
operating performance                    2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $10.62           $9.48           $8.68          $12.14          $17.90          $15.46
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .06 (d) (e)    (.02) (d)         -- (f)        (.05)           (.08)           (.13)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.14            1.16             .80           (3.41)          (5.42)           2.70
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.20            1.14             .80           (3.46)          (5.50)           2.57
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --              --              --            (.26)           (.13)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)          -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $11.82          $10.62           $9.48           $8.68          $12.14          $17.90
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  11.30*          12.03            9.22          (28.50)         (31.06)          16.63
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $51,266         $55,897         $88,269         $99,412        $182,647        $279,185
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .79* (d)       1.55 (d)        1.56            1.48            1.39            1.36
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .50* (d)(e)    (.18) (d)       (.01)           (.44)           (.56)           (.75)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  53.88*          66.37           81.98          129.58           94.48           65.38
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a special dividend which amounted to $0.06 per share and 0.57% of average net assets.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------------------------------
                                                             Six months                         For the
                                                                ended            Year           period
                                                              January 31        ended       Jan. 21, 2003+
Per-share                                                    (Unaudited)       July 31        to July 31
operating performance                                            2005            2004            2003
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                            $11.07           $9.87           $9.01
-----------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------
Net investment income (a)                                         .05 (d)(e)      .01 (d)         .01
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                              1.21            1.22             .85
-----------------------------------------------------------------------------------------------------------
Total from
investment operations                                            1.26            1.23             .86
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net
investment income                                                (.03)           (.03)             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                              (.03)           (.03)             --
-----------------------------------------------------------------------------------------------------------
Redemption fees                                                    -- (f)          --              --
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                  $12.30          $11.07           $9.87
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                          11.38*          12.48            9.55*
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $61              $9              $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                         .67* (d)       1.30 (d)         .69*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net assets (%)                                  .48* (d)(e)     .08 (d)         .13*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          53.88*          66.37           81.98
-----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Reflects a special dividend which amounted to $0.06 per share and 0.52% of average net assets.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                     January 31
Per-share                            (Unaudited)                                 Year ended July 31
operating performance                    2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $11.23          $10.02           $9.11          $12.63          $18.48          $15.84
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                 .11 (d) (e)     .06 (d)         .07             .03             .03              -- (f)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.20            1.23             .84           (3.55)          (5.62)           2.77
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.31            1.29             .91           (3.52)          (5.59)           2.77
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income               (.05)           (.08)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --              --            (.26)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              --              --              -- (f)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.05)           (.08)             --              --            (.26)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $12.49          $11.23          $10.02           $9.11          $12.63          $18.48
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  11.65*          12.87            9.99          (27.87)         (30.57)          17.50
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $588,235        $783,696        $873,182        $946,391      $1,199,005      $1,344,776
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .41* (d)        .80 (d)         .81             .73             .64             .61
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 .90* (d)(e)     .57 (d)         .74             .31             .19              -- (g)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  53.88*          66.37           81.98          129.58           94.48           65.38
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Reflects a special dividend which amounted to $0.07 per share and 0.56% of average net assets.

(f) Amount represents less than $0.01 per share.

(g) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Investors Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2005, the value of securities loaned amounted to $394,977,231. The fund received cash collateral of $406,121,173 which is pooled with collateral of other Putnam funds into 25 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $2,694,847,967 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
--------------------------------
$1,842,389,833     July 31, 2010
   852,458,134     July 31, 2011

The aggregate identified cost on a tax basis is $4,247,804,859, resulting in gross unrealized appreciation and depreciation of $427,941,534 and $110,117,607, respectively, or net unrealized appreciation of $317,823,927.


I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2005, Putnam Management has assumed $151,194 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $6,184,309 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2005, the fund's expenses were reduced by $1,446,067 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,516 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $49,819 and $1,950 from the sale of class A and class M shares, respectively, and received $1,017,593 and $966 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received $3,798 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,318,042,416 and $3,031,777,371, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    431,122          $192,152
----------------------------------------------------------------
Options opened                       1,685,315         1,197,828
Options exercised                      (40,453)          (24,324)
Options expired                     (1,525,785)         (919,319)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                          550,199          $446,337
----------------------------------------------------------------

Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,145,974      $119,273,653
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       220,627         2,702,675
----------------------------------------------------------------
                                    10,366,601       121,976,328

Shares repurchased                 (33,925,710)     (396,961,801)
----------------------------------------------------------------
Net decrease                       (23,559,109)    $(274,985,473)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         26,709,583      $291,881,093
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,015,009        10,850,440
----------------------------------------------------------------
                                    27,724,592       302,731,533

Shares repurchased                (120,561,626)   (1,305,394,932)
----------------------------------------------------------------
Net decrease                       (92,837,034)  $(1,002,663,399)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,435,437       $26,424,733
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,435,437        26,424,733

Shares repurchased                 (17,805,117)     (191,780,019)
----------------------------------------------------------------
Net decrease                       (15,369,680)    $(165,355,286)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,624,068       $76,984,871
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,624,068        76,984,871

Shares repurchased                 (46,416,876)     (468,688,355)
----------------------------------------------------------------
Net decrease                       (38,792,808)    $(391,703,484)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            161,303        $1,845,479
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       161,303         1,845,479

Shares repurchased                    (849,159)       (9,650,394)
----------------------------------------------------------------
Net decrease                          (687,856)      $(7,804,915)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            554,829        $5,945,092
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       554,829         5,945,092

Shares repurchased                  (2,911,989)      (30,951,488)
----------------------------------------------------------------
Net decrease                        (2,357,160)     $(25,006,396)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            266,650        $2,978,709
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       266,650         2,978,709

Shares repurchased                  (1,189,924)      (13,534,179)
----------------------------------------------------------------
Net decrease                          (923,274)     $(10,555,470)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,047,601       $10,989,870
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,047,601        10,989,870

Shares repurchased                  (5,094,490)      (53,629,220)
----------------------------------------------------------------
Net decrease                        (4,046,889)     $(42,639,350)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,326           $52,283
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             5                60
----------------------------------------------------------------
                                         4,331            52,343

Shares repurchased                        (115)           (1,390)
----------------------------------------------------------------
Net increase                             4,216           $50,953
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                673            $7,629
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --*                3
----------------------------------------------------------------
                                           673             7,632

Shares repurchased                          (3)              (30)
----------------------------------------------------------------
Net increase                               670            $7,602
----------------------------------------------------------------

* Amount represents less than one rounded share.

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,459,086       $64,496,730
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       235,054         2,912,325
----------------------------------------------------------------
                                     5,694,140        67,409,055

Shares repurchased                 (28,383,103)     (347,374,331)
----------------------------------------------------------------
Net decrease                       (22,688,963)    $(279,965,276)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,130,640      $178,875,391
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       573,482         6,205,075
----------------------------------------------------------------
                                    16,704,122       185,080,466

Shares repurchased                 (34,067,741)     (378,122,359)
----------------------------------------------------------------
Net decrease                       (17,363,619)    $(193,041,893)
----------------------------------------------------------------

Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2005, management fees paid were reduced by $14,286 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $184,510 for the period ended January 31, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  221,853,794         9,324,897
Charles B. Curtis                  221,729,933         9,448,758
Myra R. Drucker                    222,590,866         8,587,825
Charles E. Haldeman, Jr.           221,265,430         9,913,261
John A. Hill                       221,754,773         9,423,918
Ronald J. Jackson                  221,897,079         9,281,612
Paul L. Joskow                     221,833,634         9,345,057
Elizabeth T. Kennan                221,688,875         9,489,816
John H. Mullin, III                221,791,143         9,387,548
Robert E. Patterson                221,751,321         9,427,370
George Putnam, III                 221,200,892         9,977,799
A.J.C. Smith*                      221,750,933         9,427,758
W. Thomas Stephens                 221,348,444         9,830,247
Richard B. Worley                  222,487,020         8,691,671

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      157,594,376     14,335,849       59,248,466

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      159,161,961     12,783,824       59,232,906

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      164,119,427      8,197,523       58,861,741

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      155,275,027     15,242,627       61,563,861

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Core group for the year ended January 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, Lehman Brothers, and JP Morgan Clearing. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended January 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Co., CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Putnam puts your interests first

Beginning in January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds
(formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and
Legal and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA012-220203  3/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Investors Fund
Supplement to Semiannual Report dated 1/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/05

                                                            NAV

6 months                                                  11.65%
1 year                                                     8.46
5 years                                                  -29.00
Annual average                                            -6.62
10 years                                                 162.97
Annual average                                            10.15
Life of fund (since class A inception, 12/1/25)
Annual average                                             9.67

Share value:                                                NAV

7/31/04                                                  $11.23
1/31/05                                                  $12.49

----------------------------------------------------------------------------

Distributions:    No.      Income      Capital gains     Total
                   1       $0.048           --          $0.048

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (1/7/97) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 1/31/05

                                                             Class Y

Expenses paid per $1,000*                                      $4.37
Ending value (after expenses)                              $1,116.50

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05

                                                             Class Y

Expenses paid per $1,000*                                      $4.18
Ending value (after expenses)                              $1,021.07

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA


Your fund's annualized expense ratio                            0.82%
Average annualized expense ratio for Lipper peer group +        1.07%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005